GOF P2 01/21

SUPPLEMENT DATED JANUARY 4, 2021

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE FUNDS LISTED BELOW

Franklin Alternative Strategies Funds

Franklin K2 Alternative Strategies Fund

Franklin K2 Long Short Credit Fund

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin Custodian Funds

Franklin Dynatech Fund

Franklin Focused Growth Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Conservative Allocation Fund

Franklin Corefolio Allocation Fund

Franklin Founding Funds Allocation Fund

Franklin Growth Allocation Fund

Franklin LifeSmart™ Retirement Income Fund

Franklin LifeSmart™ 2020 Retirement Target Fund

Franklin LifeSmart™ 2025 Retirement Target Fund

Franklin LifeSmart™ 2030 Retirement Target Fund

Franklin LifeSmart™ 2035 Retirement Target Fund

Franklin LifeSmart™ 2040 Retirement Target Fund

Franklin LifeSmart™ 2045 Retirement Target Fund

Franklin LifeSmart™ 2050 Retirement Target Fund

Franklin LifeSmart™ 2055 Retirement Target Fund

Franklin Moderate Allocation Fund

Franklin Global Trust

Franklin Emerging Markets Debt Opportunities Fund

Franklin International Growth Fund

Franklin International Small Cap Fund

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin High Income Fund

Franklin Investors Securities Trust

Franklin Adjustable U.S. Government Securities Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Managed Income Fund

Franklin Total Return Fund

Franklin Managed Trust

Franklin Rising Dividends Fund

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Funds

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Biotechnology Discovery Fund

Franklin Growth Opportunities Fund

Franklin Natural Resources Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

Franklin Strategic Income Fund

Franklin Real Estate Securities Trust

Franklin Real Estate Securities Fund

Franklin Tax-Free Trust

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin Municipal Green Bond Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Franklin Microcap Value Fund

Franklin Mutual U.S. Value Fund

Franklin Small Cap Value Fund

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Foreign Fund

Templeton World Fund

Templeton International Climate Change Fund

Templeton Global Investment Trust

Templeton Emerging Markets Small Cap Fund

Templeton Global Balanced Fund

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

The prospectus is amended as follows:

I.      The first paragraph under the “Fund Details – Your Account – Choosing a Share Class – Reinstatement Privilege” section of the prospectus is replaced with the following:

If you sell any class of shares of a Franklin Templeton fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record. Proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares. Proceeds from the earlier sale of Class A1 shares from a fund must also be reinvested in Class A shares if the account holder no longer holds investment within Class A1 shares.

II.     For the Franklin Gold and Precious Metals Fund, the first paragraph under “Fund Summary - Principal Investment Strategies” section of the prospectus is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. Several metals, including non-precious metals such as copper, zinc or nickel, often can be found in the earth together and as a result, precious metals may not be the primary business of the company. For purposes of the Fund’s 80% policy, such companies may be considered to be gold and precious metals operation companies as long as the investment manager determines, in its sole discretion, that the company provides attractive exposure to precious metals.

III.   The “Appendix A – Edward D. Jones & Co., L.P.” section in the prospectus is replaced with the following:

Edward D. Jones & Co., L.P. ("EDWARD JONES")

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•   Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

•   The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money markets funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•   The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•   ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

•   Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•   If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

•   Shares purchased in an Edward Jones fee-based program.

•   Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•   Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•   The death or disability of the shareholder.

•   Systematic withdrawals with up to 10% per year of the account value.

•   Return of excess contributions from an Individual Retirement Account (IRA).

•   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•   Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•   Shares exchanged in an Edward Jones fee-based program.

•   Shares acquired through NAV reinstatement.

•   Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum PurchaseAmounts

•   Initial purchase minimum: $250

•   Subsequent purchase minimum: none

Minimum Balances

•   Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•   A fee-based account held on an Edward Jones platform

•   A 529 account held on an Edward Jones platform

•   An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

•   At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Please keep this supplement with your prospectus for future reference.

Investment Goal

Capital appreciation. The Fund's secondary goal is to provide shareholders with current income through dividends or interest received from its investments.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 29 in the Fund's Prospectus and under “Buying and Selling Shares” on page 44 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Advisor Class
Management fees	0.48%	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.20%	0.20%	0.24%	0.20%
Total annual Fund operating expenses	0.93%	1.68%	0.72%	0.68%
Fee waiver and/or expense reimbursement[1]	None	None	-0.16%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.93%	1.68%	0.56%	0.68%

1. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for the class do not exceed 0.03% until November 30, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 640	$ 830	$ 1,036	$ 1,630
Class C	$ 271	$ 530	$ 913	$ 1,987
Class R6	$ 57	$ 214	$ 385	$ 879
Advisor Class	$ 69	$ 218	$ 379	$ 847
If you do not sell your shares:
Class C	$ 171	$ 530	$ 913	$ 1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17.00% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of gold and precious metals operation companies. Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. Several metals, including non-precious metals such as copper, zinc or nickel, often can be found in the earth together and as a result, precious metals may not be the primary business of the company. For purposes of the Fund’s 80% policy, such companies may be considered to be gold and precious metals operation companies as long as the investment manager determines, in its sole discretion, that the company provides attractive exposure to precious metals.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Fund may buy securities of gold and precious metals operation companies located anywhere in the world and in general invests predominantly in non-U.S. companies. Currently a substantial portion of the companies in which the Fund invests are domiciled in Canada, although the mining operations of such companies often take place in other countries. The Fund may invest in companies without regard to market capitalization, and may heavily invest in small- and mid-capitalization companies. The Fund primarily invests in equity securities, primarily common stock. The Fund also invests in American, Global and European Depositary Receipts.

The Fund’s investment manager looks for companies with low cost reserves and experienced management teams with established track records, particularly focusing on companies with long life production profiles, expandable resource bases, and active exploration programs that can potentially drive future reserve and production growth.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Gold and Precious Metals The prices of gold and precious metals operation companies are affected by the price of gold or other precious metals such as platinum, palladium and silver, as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. Depending on market conditions, gold and precious metals operation companies may dramatically outperform or underperform more traditional equity investments. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the prices of gold and other precious metals may be adversely affected.

The prices of gold and other precious metals are affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold and other precious metals.

The prices of gold and precious metals operation companies are directly affected by: (1) declines in the prices of gold and precious metals; (2) rising capital costs as well as labor and other costs in mining and production; (3) adverse currency fluctuations, economic events or natural disasters or other events with a significant economic effect in the countries where these companies operate; (4) labor disruptions; (5) operational issues and failures; (6) access to reliable energy and equipment supplies; and (7) changes in laws relating to mining, production, or sales. These factors may result in deviations between the prices of the underlying metals and the securities of the operation companies in which the Fund invests. In addition, some gold and precious metals mining companies have hedged, to varying degrees, their exposure to falls in the prices of gold or precious metals by selling forward future production, which could limit the company’s benefit from future rises in the prices of gold or precious metals or increase the risk that the company could fail to meet its contractual obligations. With respect to mining companies, mining operations have varying expected life spans and companies that have mines with a short expected life span may experience more stock price volatility.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the Fund's investment strategies.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund's investments.

Emerging Market Countries The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Frontier Market Countries Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries.

Small and Mid Capitalization Companies Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Income Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when dividend income from investments in stocks decline, or when the Fund does not have PFIC gains to be distributed. The Fund's income generally declines during periods of falling gold and precious metals prices.

Concentration By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	March 31, 2016	45.50%
Worst Quarter:	June 30, 2013	-38.15%
As of September 30, 2020, the Fund's year-to-date return was 36.66%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2019
	1 Year	5 Years	10 Years
Franklin Gold and Precious Metals Fund - Class A
Return Before Taxes	43.12%	7.16%	-4.50%
Return After Taxes on Distributions	43.12%	6.39%	-5.40%
Return After Taxes on Distributions and Sale of Fund Shares	25.53%	5.22%	-3.15%
Franklin Gold and Precious Metals Fund - Class C	49.42%	7.58%	-4.67%
Franklin Gold and Precious Metals Fund - Class R6	52.07%	8.90%	1.41%[1]
Franklin Gold and Precious Metals Fund - Advisor Class	51.87%	8.65%	-3.72%
FTSE Gold Mines Index (index reflects no deduction for fees, expenses or taxes)	42.68%	12.58%	-3.46%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Stephen M. Land, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 1999.

Frederick G. Fromm, CFA Vice President of Advisers and portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151),or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account —Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.